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                                                                   Exhibit 10.15

------------------------------------------
           TERM OF LEASE
                                         ---------------------------------------

    BEGINNING         ENDING            Above Space for Recorder's use only
----------------------------------------
  November 19, 1999  November 18, 2002
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                     DATE OF LEASE         LOCATION OF PREMISES

                     November 19, 1999         6451 W. 51/st/ Street
                                        Building identified as "High One Story
                                           Building w/ Inground Downspouts"
                                         shown on the attached Plat of Survey
                                        (hereinafter referred to as "Premises").
                                        Lessor agrees also to provide Lessee six
                                            (6) parking spaces sufficient to
                                             park six (6) tractor trailers
                     ------------------------------ ----------------------------
                                  PURPOSE
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               LESSEE                        LESSOR
NAME     .Packaging Dynamics, L.L.C.   NAME    6501 Corporation, Attn: Rich Urso
ADDRESS  .3900 West 43rd Street        ADDRESS 4222 South Knox
CITY     .Chicago, Illinois 60632      CITY    Chicago, Illinois 60632

In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purposes designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                         LEASE COVENANTS AND AGREEMENTS

1. RENT AND SECURITY DEPOSIT. Except for the period of November 19,1999 to December 18, 1999, Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated on the attached Schedule 1 (along with the separately stated charge of for taxes and common area maintenance shown on schedule 1 (hereinafter referred to as "Tax Charges")), monthly in advance, until lawful termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing. For the period of November 19,1999 to December 18, 1999, Lessor agrees that Lessee may occupy the Premises at no charge. All charges imposed under this paragraph will be deemed rent. Lessor and Lessee agree that the total square foot of the Premises is 48,700.

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     Lessee agrees that any and all installments of rent accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of five percent (S%) per annum in excess of the prime rate charged by a principal bank in Chicago, Illinois, to its commercial borrowers as determined on the first date of a delinquency from the day when the same is or are payable by the terms of this Lease, until the same shall be paid; provided if any installment or installments of said rent shall become due on a Sunday or legal holiday the same shall be paid without interest on the next succeeding regular business day.

     Lessee herewith deposits with Lessor $18,871.25 as security for the performance by Lessee of every covenant and condition of this Lease. Said deposit may be commingled with other funds of Lessor, but shall bear interest at the rate of five (5) percent per annum. If Lessee shall default with respect to any covenant or condition of this Lease, Lessor may apply the whole or any part of such security deposit, including any interest earned, to the payment of any sum in default or any sum which Lessor may be required to spend by reason of Lessee's default. This includes, but is not limited to, applying the security deposit first to any restoration and/or cleanup costs necessary over and above normal wear and tear of the vacated space. It is understood that the security deposit is not to be considered as the last month's rent under the Lease. Should Lessee comply with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to Lessee at the expiration of the Term hereof.

2. OPTION TO RENEW. Lessee shall have the option to renew the term of this Lease by an additional two years, if Lessee is not in breach of this lease, by sending to Landlord a written notice of its agreement to exercise its option hereunder, signed by Lessee's authorized agent, no later than six months prior to the expiration of the term set forth above. In the event Lessee exercises its option under this paragraph, the terms of the lease for the additional two year extension will remain the same except that rent and the Tax Charges for each year will increase by the then most recent percentage increase in the Consumer Price Index published by the Federal Government.

3. CONDITION AND UPKEEP OF PREMISES. Lessor promises to Lessee (a) that all existing structural elements and systems of, and improvements to, the Premises including, but not limited to, the plumbing, fire sprinkler system, lighting, electrical systems, boiler, doors, loading docks, windows, driveways, access to public roads, parking lots and sidewalks shall be in good operating condition on the commencement date and shall comply with all applicable laws, rules, regulations, ordinances and building and zoning codes in effect and applicable to the Premises on the commencement date, and (b) that the Premises contain an adequate heating system, a new bathroom facility and adequate ceiling and wall insulation. Lessor agrees that during the term of this Lease, it will keep and maintain in working order the existing structural elements of the Premises, including the roof and all driveways, access to public roads, parking lots and sidewalks of the Premises and Lessee will maintain and keep in good working order all other portions of the Premises, including, but not limited to the plumbing, fire sprinkler system, lighting, electrical systems, boiler, doors, loading docks and windows. Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease at Lessee's expense, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire, casualty and ordinary wear and tear excepted.

4. LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT. Lessee may use and occupy the Premises for light manufacturing, warehousing, shipping and office use. Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable Municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not Sublet the same, or any part thereof, nor assign this lease without in each case the express written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days.

     Notwithstanding the foregoing, at any time and from time to time, Lessee may, without Lessor's consent, assign this Lease to a direct or indirect wholly-owned subsidiary or an affiliate. At any time and from time to time, Lessee may freely mortgage, pledge or otherwise encumber its interest in the Premises. Any such mortgage, pledge or other encumbrance shall be referred to as a "Leasehold Mortgage," which Leasehold Mortgage shall at no time be a lien on Lessor's interest in the Premises. The holder of any leasehold mortgage ("Leasehold Mortgage") may give written notice to Lessor, specifying the name and address of the mortgagee under such Leasehold Mortgage (the "Leasehold Mortgagee") and attaching thereto a true and complete copy of such Leasehold Mortgage, and if such notice shall be given, thereafter Lessor shall give to such Leasehold Mortgagee notice of any and all defaults and nonperformance hereunder not later than the first to occur of (i) the time such notice is given to Lessee and (ii) the time of the declaration of any default, or the exercise of any remedy hereunder, addressed to such Leasehold Mortgage at its address last furnished to Lessor in writing. No such notice by Lessor to Lessee hereunder shall be deemed to have been duly given unless and until a copy thereof has been delivered or mailed to such Leasehold Mortgagee. Such Leasehold Mortgagee, after service of a further notice from Lessor to Leasehold Mortgagee that Lessee's applicable cure period has expired ("Lessor's Notice"), shall thereupon have a period of

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forty-five (45) days from Leasehold Mortgagee's receipt of Lessor's Notice for remedying the default or causing the same to be remedied except that in the case of non-payment of rent, Leasehold Mortgagee shall have no more than Thirty (30) days to cure all rent due but not paid, regardless of other provisions in this lease to the contrary. Such Leasehold Mortgagee, in case Lessee shall be in default hereunder, shall within the period and otherwise as herein provided, have the right to remedy such default, or cause the same to be remedied. Lessor, within the aforesaid period, shall accept performance by any such Leasehold Mortgagee of any covenant, condition, or agreement on Lessee's part to be performed hereunder with the same force and effect as though performed by Lessee. Lessor shall not exercise any right or remedy with respect to any default in respect of the performance of work required to be performed, or acts to be done, or conditions to be remedied so long as such Leasehold Mortgagee shall, in good faith, have commenced promptly to rectify the same and shall thereafter prosecute the same to completion with diligence and continuity, provided that all such defaults are cured within forty-five (45) days from the date of Lessor's Notice or, if such non-monetary default is not reasonably curable within such forty-five day period, the Leasehold Mortgagee shall promptly commence a cure and the Leasehold Mortgagee shall complete such cure within one hundred eighty (180) days after such date, except that with respect to defaults relating to the non-payment of rent, the cure period set forth above will apply. No Leasehold Mortgagee shall become liable under the provisions of this Lease unless and until such time as it becomes the owner of the leasehold estate covered by its mortgage, and then only for obligations arising during the time it is the owner of such leasehold estate; provided, however, that the
                                               --------  -------
preceding portion of this sentence shall not limit or restrict in any way Lessor's authority to terminate this Lease as against any Leasehold Mortgagee (subject to the provisions hereof) if any default hereunder (including, without limitation, any default in the payment of rent) has not been completely cured within the cure period specified herein. In case of termination of this Lease by reason of an event of default hereunder, Lessor shall give notice thereof simultaneously to such Leasehold Mortgagee, which notice shall be addressed to such Leasehold Mortgagee at the address last furnished to Lessor in writing as above provided. Provided that the Lease was terminated as the result of an event of default which was personal to Lessee and therefore not curable by the Leasehold Mortgagee, if such Leasehold Mortgagee notifies Lessor in writing, within thirty (30) days after the giving of such notice of termination by Lessor as aforesaid, that it desires to enter into a new lease, Lessor shall execute and deliver such new lease to such Leasehold Mortgagee for the remainder of the term of this Lease, at the rent and other charges herein reserved and upon the covenants, conditions, limitations and agreements herein contained, provided that such Leasehold Mortgagee shall have paid to Lessor all rent and other charges due under this Lease and shall have paid to the appropriate authority any other charges to be paid by Lessee hereunder, up to and including the date of the commencement of the term of such new lease. Nothing herein contained shall be deemed to impose any obligation on the part of Lessor to deliver physical possession of the Premises or any part thereof to such Leasehold Mortgagee; provided, however, that Lessor shall cooperate with such Leasehold
           --------  -------
Mortgagee (by joining as a party in any appropriate action or proceeding or otherwise) at the sole cost and expense of such Leasehold Mortgagee, and at no cost, expense or liability to Lessor, for the purpose of enabling such Leasehold Mortgagee to obtain such possession of the Premises. The Leasehold Mortgagee shall not be required to cure any event of default which is exclusively personal to Lessee and which the Leasehold Mortgagee has no power to cure (such as, for example, the bankruptcy of Lessee), as a prerequisite to the exercise of the rights granted to such Leasehold Mortgagee by the provisions of this Section. Except as aforesaid, such Leasehold Mortgagee shall remedy all other events of default hereunder. Any such new lease and the leasehold estate thereby created shall continue to maintain the same priority as the within Lease with regard to any mortgage on the Premises or any part thereof or any other lien, charge or encumbrance thereon caused or made by Lessor whether or not the same shall then be in existence. The provisions of the preceding sentence are intended to be self-executing, and Lessor shall not be obligated to expend any funds or take any other action (other than to execute any documents reasonably required any title company, at no expense to Lessor) to accomplish or obtain such priority for any such new lease or leasehold estate. Notwithstanding the provisions of this Section 4, any Leasehold Mortgagee may foreclose on its mortgage or accept a deed in lieu of foreclosure without the necessity of complying with the provisions of hereof; provided, however, that following any
                                         --------  -------
such foreclosure or acceptance of a deed in lieu of foreclosure, the Premises may be used only for the use and purposes set forth herein, and for no other purposes without the written consent of Lessor. Each party hereby covenants and agrees with the other that it shall, within fifteen (15) days after written notice shall have been given by the other requiring a statement of the status of the Lease, give such statement in writing indicating whether the Lease is in good standing, and if it is not, the particulars in which it is not, and failure within said period of fifteen (15) days to give such written reply shall constitute a representation that the Lease is in good standing, upon which representation any person, after the expiration of said fifteen (15) days, may rely as being true and correct. Upon the written consent of Lessor, which consent shall not be unreasonably withheld, Lessee shall have the right to sublet all or any portion of the Premises for any lawful purpose and for purposes not in contravention of zoning regulations or of any conditions, covenants, easements or reservations of record affecting the Premises. Lessee shall at all times, notwithstanding any such subletting, remain directly and primarily liable to Lessor for the full and faithful performance of all of the terms and provisions thereof.

5. MECHANIC'S LIEN. Lessee will not permit any mechanic's lien or other liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien, Lessee will promptly pay same. If default in payment thereof shall continue for sixty (60) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

6. INDEMNITY FOR ACCIDENTS. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances either occasioned by the neglect or action of Lessee its agents, officers, directors, employees or invitees or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, including but not limited to attorneys fees and costs, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property which is caused by the neglect or action of Lessee its agents, officers, directors, employees or invitees or those holding under Lessee and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense, including but not limited to attorneys fees and costs, arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provision hereof. This indemnity shall not apply to any liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses resulting from the actions or omissions of Lessor, its employees or agents.

7. NON-LIABILITY OF LESSOR. Except as provided herein or by Illinois stature, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

8. WATER, GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

9. KEEP PREMISES IN REPAIR. Except for Lessor's agreement to keep in a good operating condition the structure of the premises as herein provided, Lessor shall not be obliged to incur any expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control, normal wear and tear excepted) and will comply in all material respects with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the reasonable costs thereof, and the reasonable costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

     It is expressly understood and agreed that the Lessor shall not be liable to the Lessee for any loss, cost or expense which the Lessee shall sustain by reason of any damage at any time to its property caused by or growing out of the failure of the sewers, structures, or other equipment of the Lessor located on the Premises, or by any other work which the Lessor may perform on the Premises under the terms hereof, or adjacent to the Premises except for the gross negligence or willful misconduct of Lessor.

10. ACCESS TO PREMISES. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent" and will not interfere with the same.

     The Lessor reserves to itself or to its assignees or permittees at any time during the term of this Lease, upon thirty (30) days written notice given by the Lessor to the Lessee, the right to construct, reconstruct, maintain, and operate additional force mains, intercepting sewers, drains, outlets, pipe lines, pole lines, and appurtenances thereto; and such other structures, buildings, apparatus, and water control equipment as may be needed for the corporate purposes of the Lessor upon, under, and across the Premises. Any such construction shall not materially interfere with Lessee's use of the Premises.

11. ABANDONMENT AND RELETTING. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

12. HOLDING OVER. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld the sum of eight hundred and sixty seven dollars and twenty six cents ($867.26) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth, nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

13. EXTRA FIRE HAZARD. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable statutes and ordinances now or hereafter in force.

14. MORTGAGE AND TRANSFER. Lessor shall have the right to transfer, Premises, the Building, this Lease, and all or any part of the rights now or thereafter existing and all rents and amounts payable to Lessor under the provisions hereof, provided the transferee assumes all of Lessor's future obligations under this Lease and recognizes any of Lessee's rights hereunder. Nothing herein contained shall limit or restrict any such rights, and the rights of the Lessee under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Lessor's interest in the Premises, provided the transferee assumes all of Lessor's future obligations under this Lease and recognizes any of Lessee's rights hereunder. This paragraph shall be self-operative. However, Lessee covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by the Lessor and/or mortgagee or proposed mortgagee or holder of any security agreement. Notwithstanding the foregoing paragraph, Lessee shall not be disturbed in its possession of the Premises so long as Lessee is not in default hereunder or in material breach hereof.

     Lessee covenants and agrees promptly to execute and deliver to Lessor upon demand estoppel letters setting forth (i) the date of this Lease and any amendments thereto, (ii) the date through which rents have paid hereunder, (iii) the amount of any security deposit held by Lessor, (iv) that Lessee is in occupancy of the Premises, (v) that the Lease is in full force and effect, (vi) that Lessor is not in default under the Lease and that there are no defenses or offsets against the enforcement thereof, or setting forth such defaults, defenses or offsets claimed by Lessee, and (vii) any other information which Lessor or its mortgagee may reasonably require.

15. DEFAULT BY LESSEE. If default be made in (a) the payment of the above rent, or any part thereof and such default shall continue for ten (10) days after written notice to Lessee; or (b) in any of the material covenants herein contained to be kept by the Lessee and such default shall continue for thirty
(30) days after written notice to Lessee, Lessor may at any time, during the continuation of such default, at his election, declare said term ended and re-enter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due.

     No receipt of money by Lessor from Lessee after the expiration or termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit.

16. INSURANCE. The Lessee, prior to entering upon the Demised Premises and using the same for the purpose for which this Lease is granted, shall procure, maintain and keep in force at Lessee's expense, public liability property damage insurance in which the Lessor is named as an additional insured and fire and extended coverage and all risk property insurance in which the Lessor is named as the Loss Payee. Said insurance shall have policies with limits of not less than:

                         COMPREHENSIVE GENERAL LIABILITY
                  Combined Single Limit Bodily Injury Liability
                            Property Damage Liability
                  in the amount of not less than $1,000,000.00

                           ALL RISK PROPERTY INSURANCE
                  in the amount of not less than $1,000,000.00

                           FIRE AND EXTENDED COVERAGE
         In an Amount Not Less Than the Replacement Cost of Improvements

     Prior to entering upon said Demised Premises, the Lessee shall furnish to the Lessor certificates of such insurance or other suitable evidence that such insurance coverage has been procured and is maintained in full force and effect. Upon Lessor's written request, Lessee shall provide Lessor with copies of the actual insurance policies within ten (10) days of Lessor's request for same. Such certificates and insurance policies shall clearly identify the Demised Premises and shall provide that no change, modification in or cancellation of any insurance shall become effective until the expiration of thirty (30) days after written notice thereof shall have been given by the insurance company to the Lessor.

17. ENVIRONMENTAL. The Lessee agrees that if at any future date it desires to dispose of sewage, industrial wastes or other water-carried wastes from the Premises, it will discharge the said sewage, industrial wastes or other water-carried wastes into an intercepting sewer owned by or tributary to the sewerage system of the Lessor. Lessee will make application and secure the necessary permits from all governmental and regulatory agencies having jurisdiction thereof before discharging any of the aforesaid industrial waste or other hazardous wastes into any intercepting sewers.

     Lessee, for itself, its heirs, executors, administrators, successors and assigns, covenants that to the extent that any hazardous materials are manufactured, brought upon, placed, stored, transferred or distributed upon or within the Premises by Lessee, or its subtenant or assigns, or any of their agents, servants, employees, contractors or subcontractors, same shall be done in strict compliance with all environmental laws applicable now or in the future to the Premises.

     Construction or installation of new or reconstruction of existing underground storage tanks and underground interconnecting conveyance facilities for any material or substance is not permitted without the advance written consent of the Lessor.

     Lessee shall use the Premises only for purposes expressly authorized by this Lease. Lessee will not do or permit any act that may impair the value of the Premises or any part thereof or that could materially increase the dangers, or pose an unreasonable risk of harm, to the health or safety of persons to third parties (on or off the Premises) arising from activities thereon, or that could cause or threaten to cause a public or private nuisance on the Premises or use the Premises in any manner (i) which could cause the Premises to become a hazardous waste treatment, storage, or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of, the Resource Conservation and Recovery Act of 1976, Section 6901 et seq. of Title 42 of the United States Code, or any similar state law or local ordinance, (ii) so as to cause a release or threat of release of Hazardous Materials from the Premises within the meaning of, or otherwise bring the Premises within the ambit of, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, Section 9601 et seq. of Title 42 of the United States Code, or any similar state law or local ordinance or any other Environmental Law or (iii) so as to cause a discharge of pollutants or effluents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, Section 1251 of Title 33 of the United States Code, or the Clean Air Act, Section 741 of Title 42 of the United States Code, or any similar state law or local ordinance.

     In consideration of the execution and delivery of this Lease, the Lessee indemnifies, exonerates, and holds the Lessor and its officers, officials, directors, employees, and agents ("Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages and expenses incurred in connection with any of these (irrespective of whether any such Indemnified Party is a party to the action for which indemnification is here sought), including reasonable attorney's fees, costs and disbursements, incurred by the Indemnified Parties as a result of or arising out of or relating to (i) the imposition of any governmental lien for the recovery of environmental cleanup costs expended by reason of Lessee's activities, or (ii) any investigation, litigation, or proceeding related to any environmental response, audit, compliance, or other matter relating to the protection of the environment by reason of Lessee's activities; or (iii) the release or threatened release by Lessee, its subsidiaries, or its parent company, of any hazardous materials, or the presence of hazardous materials on or under the Premises as a result of Lessee's activities, or any property to which the Lessee, its parent company or any of its subsidiaries has sent hazardous materials (including any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under any environmental law), regardless of whether caused by or within the control of the Lessee, its parent company or its subsidiaries, provided that, to the extent lessor is strictly liable under any environmental laws, Lessee's obligation to Lessor under this indemnity shall be without regard to fault on the part of the Lessee with respect to the violation of law by Lessee which results in liability to Lessor.

     Lessee shall defend, indemnify, save and keep harmless the Indemnified Parties against any loss, damage, cost, lien or expense which they may suffer, incur or sustain or for which it may become liable, growing out of any injury to or death of persons or loss or damage to property which shall at any time during the term of this Lease be caused by or resulting from the migration of hazardous materials from the Premises to adjacent properties which were caused by Lessee or the result of Lessee's activities. In case any action, suit, proceeding or investigation shall be commenced against one or more of the Indemnified Parties growing out of any such loss, damage, cost or expense, the Lessee shall give immediate written notice of the same to the Lessor, and Lessee shall attend to the defense of the same and save and keep harmless the Indemnified Parties from all expense, attorney's fees, costs, disbursements and liabilities in any manner growing out of, pertaining to or connected therewith.

     In consideration of the execution and delivery of this Lease, the Lessor indemnifies, exonerates, and holds the Lessee and its officers, officials, directors, employees, and agents (the "Lessee Indemnified Parties") free and harmless from and against any and all actions, cause of action, suits, losses, costs, liabilities and damages and expenses incurred in connection with any of those (irrespective of whether any such Lessee Indemnified Party is a party to the actions for which indemnification is here sought), including reasonable attorney's fees, costs and disbursements, incurred by the Lessee Indemnified Parties as a result of or arising out of or relating to (i) the imposition of any governmental lien for the recovery of environmental cleanup costs expended by reason of Lessor's activities during the term hereof, or (ii) any investigation, litigation, or proceeding related to any environmental response, audit, compliance, or other matter relating to the protection of the environment resulting from Lessor's activities during the term hereof, or (iii) the release or threatened release by Lessor of any hazardous materials, or the presence as a result of Lessor's activities of hazardous materials on or under the Premises (including any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under any environmental law).

     Lessor shall defend, indemnify, save and keep harmless the Lessee Indemnified Parties against any loss, damage, cost, lien or expense which they may suffer, incur or sustain or for which it may become liable, growing out of any injury to or death of persons or loss or damage to property which shall at any time during the term of this Lease be caused by or resulting from the migration of hazardous materials from the Premises to adjacent properties which were caused by Lessor or the result of Lessor's activities. In case any action, suit, proceeding or investigation shall be commenced against one or more of the Lessee Indemnified Parties growing out of any such loss, damage, cost or expense, the Lessor shall give immediate written notice of the same to the Lessee, and Lessor shall attend to the defense of the same and save all keep harmless the Lessee Indemnification Parties from all expense, attorney's fees, costs, disbursement and liabilities in any manner growing out of, pertaining to or connected therewith.

18. NO RENT DEDUCTION OR SET OFF. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

19. RENT AFTER NOTICE OR SUIT. It is further agreed, by the parties hereto, that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

20. PAYMENT OF COSTS. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease. In the event Lessor commences any legal proceeding or action for the payment of rent, forcible detainer or violation of the terms hereof, Lessee knowingly and voluntarily waives any right to a jury trial and waives any right of, and agrees Lessee is prohibited from, filing any counterclaims in such proceeding or action.

21. RIGHTS CUMULATIVE. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

22. FIRE AND CASUALTY. (a) If the whole of the Premises, or so much thereof, including however, a portion of the buildings, structures and improvements, shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, and as a result thereof the balance of the Premises cannot be used for the same purpose as expressed in Section 3 hereof, then the term of this Lease shall terminate when possession of the Premises shall be so taken and surrendered, and any award, compensation or damages shall be paid to and be the sole property of Lessor (except for that portion allocable to Lessee's machinery, equipment, trade fixtures and personalty). If a material part of the Premises shall be so taken or condemned, as determined by Lessee in its reasonable discretion, Lessee shall have the option to terminate this Lease. If, as a result of such partial condemnation, Lessee determines, in its reasonable discretion, that the balance of the Premises can be used by Lessee for the same purpose as expressed herein, then Lessee shall be entitled to have the rent, additional rent, taxes and other obligations hereunder adjusted to reflect limitations in space available for Lessee's use and Lessor shall be entitled to retain the entire award; provided, however, that Lessor shall only be obligated to repair and restore the Premises and all buildings, structures and improvements thereon to a complete architectural unit to the extent of the amount of the award. (b) In the event of damage to or destruction of an immaterial part of the buildings, structures or improvements located on the Premises by fire, windstorm, or other casualty, and in which Lessor is obligated under this Lease to repair, restore or rebuild, Lessor shall cause the Premises to be repaired, restored or rebuilt with all reasonable dispatch. Any insurance proceeds covering such fire, windstorm or other casualty shall be made available to Lessor for such repair or restoration. In case the Premises shall be rendered materially untenantable during the term of this lease by fire or other casualty and such fire or casualty is not the result of Lessee's breach of the Lease, Lessee shall have the option to either (i) terminate the Lease, in which event insurance proceeds covering such casualty (excluding insurance proceeds covering Lessee's machinery, equipment, trade fixtures and personal property or as part of the recovery under a general casualty policy where a specific portion of such proceeds is allocable to such property of Lessee) shall be paid to Lessor, or (ii) elect to have the sum of insurance proceeds covering such casualty made available to Lessor for the reconstruction or repair of any building, structure or improvement so damaged or destroyed; provided, however,
                                                            --------  -------
that if the amount of proceeds shall be insufficient for the reconstruction or repair and refurnishing of any building or structure damaged or destroyed, as aforesaid, Lessor shall not be obligated to make such repairs or reconstruction unless Lessee provides Lessor with the proceeds needed to account for the deficiency. In the event of damage or destruction to the Premises as described in the aforementioned sentence, Lessee shall be entitled to have the rent, additional rent, real estate taxes and other obligations of Lessee hereunder adjusted to reflect the limitations in space available for Lessee's use thereafter. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty. Notwithstanding the foregoing, nothing in this paragraph shall prevent, prohibit or anyway limit Lessor's ability under the law to recover from Lessee any and all damage or loss it sustains as a result such fire or other casualty.

23. MODIFICATIONS. Lessee, at its own expense, may make, without Lessor's consent, any addition to or alteration, modification or rearrangement (collectively referred to below as "modifications") of the Premises; provided,
                                                                     --------
however, that such modification shall not affect the structural integrity of the
-------
building. Upon termination or expiration of this Lease and upon the request of Lessor, the Premises, as regards nonstructural modifications, shall be returned to its original condition, less ordinary wear and tear. Modifications affecting the structural integrity of the building may not be made by Lessee without the prior written consent of Lessor, which consent shall not be unreasonably withheld. If Lessee desires to make such a modification, notice of the type of proposed action shall be delivered to Lessor at least sixty (60) days prior to the contemplated commencement of such action. Within forty-five (45) days of receipt by Lessor of the aforesaid notice from Lessee, Lessor shall by written notice to Lessee state whether Lessor consents to such action. Lessee shall, at the termination or expiration of the Lease, return the Premises, with regard to that particular modification, to the original condition, less ordinary wear and tear, unless Lessor advises Lessee in writing at the termination or expiration of the Lease that Lessee need not return the Premises to its original condition. If Lessor fails to respond to Lessee's notice within such forty-five (45) day period, Lessor shall be deemed to have not consented to such structural modification. In all events, Lessee shall have the right to remove any structural modification as it sees fit, as long as such removal does not materially harm or deteriorate the structure any less than its original condition. Lessee shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In addition to the possible installation of modifications and removal thereof by Lessee, it is agreed that all personal property, mechanical tools, trade fixtures and like items may be installed and removed as Lessee sees fit, always returning the Premises to the condition prior to installation of such property, tools, trade fixtures or like items. Lessee, at its sole cost, may place signs on the Premises; provided, however, that such
                                                --------  -------
signs shall be of a size and in such design as shall be approved by Lessor, whose consent shall not be unreasonably withheld or delayed. Lessee, at its sole cost, shall obtain such permits and approvals as may be necessary from any governmental bodies.

24. SUBORDINATION. This lease is subordinate to all mortgages which may now or hereafter affect the Premises and which provide lending or financing for the benefit of Lessor.

25. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

26. SEVERABILITY. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of thirteen pages (plus the attached Schedule 1) numbered 1 to 13.

                                   SCHEDULE 1

Monthly Rent- December 19, 1999 through November 18, 2000: $13,189.58. Monthly Tax Charges-November 19, 1999 through November 18, 2000: $5,681.67.

Monthly Rent-November 19, 2000 through November 18, 2001: $13,453.38. Monthly Tax Charges-November 19, 2000 through November 18, 2001: $5,795.30.

Monthly Rent-November 19, 2001 through November 18, 2002: $13,722.44. Monthly Tax Charges-November 19, 2001 through November 18, 2002: $5,911.21.

IN WITNESS WHEREOF, the parties hereto have executed this instrument this day and year first above written.

6501 Corporation                               Packaging Dynamics, L.L.C.

By: _______________________________            By: /s/ T. S. Ellsworth
                                                   -----------------------------

Print:_____________________________            Print: T. S. Ellsworth
                                                      --------------------------

Title:_____________________________            Title: President
                                                      --------------------------